UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 4, 2013

ENGlobal Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas	77060-5914
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   281-878-1000

___________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 4, 2013, ENGlobal Corporation (the “Company”) received a notification letter (the “Notice”) from The NASDAQ Stock Market LLC’s Listing Qualifications Department (“NASDAQ”) advising the Company that it had not regained compliance with Listing Rule 5450(a)(1), the continued listing requirement to maintain the $1.00 per share minimum bid price, and that, accordingly, its common stock is now subject to delisting from The NASDAQ Global Market.

In accordance with Listing Rule 5810(c)(3)(A), the Company may be eligible for a second 180 calendar day grace period if it applies to transfer its common stock to The NASDAQ Capital Market by April 11, 2013.  To qualify, the Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The NASDAQ Capital Market, with the exception of the bid price requirement, and will need to provide written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.  The Notice also states that the Company may request an appeal of the determination to delist via a hearing.

Unless the Company has submitted an application to transfer its common stock to The NASDAQ Capital Market or requests an appeal of the determination to delist the Company’s common stock, the Company’s common stock will be scheduled for delisting at the opening of business on April 15, 2013, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on The NASDAQ Stock Market. If the Company files the hearing request before 4:00 p.m. Eastern Time on April 11, 2013, the suspension of the Company’s common stock and the filing of the Form 25-NSE will be stayed pending a Listing Qualification Panel’s decision.

The Company will consider available options to resolve the noncompliance with the minimum bid price requirement. In the meantime, the Company intends to apply to have its listing transferred to The NASDAQ Capital Market by April 11, 2013.  No other determination regarding the Company’s response has been made at this time.  There can be no assurance that the Company will be able to regain compliance with the minimum bid price requirement or will otherwise be in compliance with other NASDAQ listing criteria.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation (Registrant)
April 8, 2013 (Date)	/s/ NATALIE S. HAIRSTON Natalie S. Hairston Chief Governance Officer, Corporate Vice President - Investor Relations, and Corporate Secretary